CONDENSED STATEMENTS OF COMPREHENSIVE LOSS (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Operating expenses:
Research and development expenses	$ (1,731)	$ (65)
General and administrative expenses	(1,968)	(215)
Operating loss	(3,699)	(280)
Financial expense, net	(43)	(1,683)
Net loss and comprehensive loss	$ (3,742)	$ (1,963)
Basic and diluted net loss per share (in Dollars per share)	$ (0.39)	$ (4.44)
Weighted average number of shares of ordinary share used in computing basic and diluted net loss per share (in Shares)	9,562,384	576,556